                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                     Distribution Date: November 15, 1999
                   Collection Period: October 1 to 31, 1999

I. Available Funds
------------------
Scheduled Principal Payments Received                                                                               $ 1,382,958.88
Partial and Full Prepayments Received                                                                                 1,107,515.32
Interest Payments Received                                                                                              685,104.55
Policy Claim Amount                                                                                                              -
Pre-Funding Earnings                                                                                                             -
Class A Redemption Amount                                                                                                        -
Income From Collection Account Eligible Investments                                                                      10,020.94
Recoveries On Previously Liquidated Receivables                                                                          22,303.49
Liquidation Proceeds                                                                                                     82,051.98
Recoveries From Insurance                                                                                                        -
Purchase Amount of Purchased Receivables                                                                                         -

                                                                                                                  -----------------
 Total Available Funds                                                                                              $ 3,289,955.16
                                                                                                                  =================

II. Distributions
-----------------

A.  Calculation of Total Principal Payment Amount
-------------------------------------------------
Beginning Principal Balance of Notes                                                                                $78,205,497.55

Principal Portion of Scheduled Payments Received                                                                      1,327,640.52
Principal Portion of Prepayments                                                                                      1,063,214.71
Principal Portion of Purchased Receivables                                                                                       -
Principal Balance of Liquidated Receivables                                                                             192,875.95
Aggregate Amount of Cram Down Losses                                                                                             -
Class A Redemption Amount                                                                                                        -
                                                                                                                 -------------------
  Total Principal Payment Amount                                                                                    $ 2,583,731.18
                                                                                                                 -------------------

Overcollateralization Amount to Principal                                                                                        -


                                                                                                                 -------------------
Ending Principal Balance of Notes                                                                                   $75,621,766.37
                                                                                                                 ===================

B.  Priority of Distributions
-----------------------------
1.   Indenture Trustee, Backup Servicer, Owner Trustee                                                                $   4,752.07
2a.  Basic Servicing Fee                                                                                                 67,886.72
 b.  Supplemental Servicing Fee                                                                                           2,910.63
3.   Class A Interest Payment Amount                                                                                    387,768.93
4.   Class A Principal Payment Amount                                                                                 2,583,731.18
5.   Note Insurer Payment                                                                                                40,406.17
6.   To The Reserve Fund                                                                                                202,499.46
7.   Accrued or Unpaid Fees to Indenture Trustee, Backup Servicer, Owner Trustee or successor Servicer                           -
                                                                                                                 -------------------
  Total Distributions Before Overcollateralization or Certificateholder Payments                                    $ 3,289,955.16
                                                                                                                 -------------------
8.   Overcollateralization Amount to Class A Principal                                                                           -
9.   Accrued or Unpaid Basic and Supplemental Servicing Fees                                                                     -
10.  Remaining Payment To The Certificateholder, Including Reserve Account Release                                               -
                                                                                                                 -------------------
  Total Payments                                                                                                    $ 3,289,955.16
                                                                                                                 ===================

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                     Distribution Date: November 15, 1999
                   Collection Period: October 1 to 31, 1999

III. Note Balances
------------------
Beginning Note Balance                                                                                              $  78,205,497.55
Ending Note Balance                                                                                                 $  75,621,766.37
Class A Note Factor                                                                                                         0.756218


Class A Original Balance                                                                                            $ 100,000,000.00
Class A Beginning Balance                                                                                           $  78,205,497.55
Class A Ending Balance                                                                                              $  75,621,766.37
Class A Interest Carryover Shortfall                                                                                $              -
Class A Principal Carryover Shortfall                                                                               $              -


Overcollateralization Amount                                                                                            3,150,906.93
Target Overcollateralization Amount                                                                                     3,150,906.93


IV. Interest Reserve Requirement
--------------------------------

Sum of Distributions to Indenture Trustee, Backup Servicer, Owner Trustee, Class A Interest                         $              -
     Payment Amount, and Note Insurer Payment                                                                                      -
Less: Class A Interest Calculated On Principal Balance Of Receivables                                                              -
Less: Pre-Funding Earnings                                                                                          ----------------
                                                                                                                    $              -
                                                                                                                    ================
Interest Reserve Requirement


V. Pre-Funded Amount
--------------------

Beginning Balance                                                                                                   $              -
Plus: Pre-Funding Earnings                                                                                                         -
Less: Pre-Funding Distributions                                                                                                    -
Less: Class A Redemption Amount                                                                                                    -
                                                                                                                    ----------------
Ending Balance                                                                                                      $              -
                                                                                                                    ================

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                      Distribution Date:November 15, 1999
                   Collection Period: October 1 to 31, 1999


VI. Receivables Performance
---------------------------

A.  General Information
-----------------------

                                                                                           Beginning                  End
                                                                                           Of Period               Of Period
                                                                                        -----------------       ----------------
Principal Balance                                                                         $ 81,464,059.95        $ 78,772,673.30
                                                                                        =================       ================

Number of Receivables                                                                               4,725                  4,634
                                                                                        =================       ================

Weighted Average Coupon (WAC)                                                                                              10.63%
Weighted Average Remaining Maturity (WAM)  in months                                                                        54.5

B.  Delinquency/Repossession Information
----------------------------------------

                                                                    No. Of                   Principal               % of Rec.
                                                                  Receivables                 Balance                 Balance
                                                               ------------------      -----------------       -----------------
30 - 59 Days Delinquent                                                        59         $ 1,011,165.01                   1.28%
60 - 89 Days Delinquent                                                        12         $   218,178.18                   0.28%
90 + Days Delinquent                                                            3         $    36,922.47                   0.05%
                                                               ------------------      -----------------       -----------------
  Total                                                                        74         $ 1,266,265.66                   1.61%
                                                               ==================      =================       =================

                                                                                                                       Principal/
                                                                                                                      (Proceeds)
                                                                                                                  ----------------
Principal Balance of Repossessed Vehicles Sold During Collection Period                                            $    127,586.42
Principal Balance of Other Liquidated Receivables                                                                        73,326.03
Cram Down Losses                                                                                                                 -
Liquidation Proceeds                                                                                                    (82,051.98)
Deficiency Recoveries On Previously Liquidated Receivables                                                              (22,303.49)
Recoveries From Insurance                                                                                                        -
Other Recoveries

                                                                                                                  ================
  Net Losses                                                                                                       $     96,556.98
                                                                                                                  ================


VII. Reserve Account
--------------------

Beginning Balance                                                                                                  $  2,732,265.58
Income From Eligible Investments                                                                                          8,674.95
Deposits                                                                                                                202,499.46
Release of Excess To The Noteholders                                                                                             -
Release of Excess To The Certificateholder                                                                                       -
Ending Balance                                                                                                    ----------------
                                                                                                                   $  2,943,439.99
Reserve Account Required Amount                                                                                   ----------------
                                                                                                                   $ 75,621,766.37
                                                                                                                  ================

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                             5.95% Class A Notes
                           Servicer's Certificate
                     Distribution Date: November 15, 1999
                   Collection Period: October 1 to 31, 1999


VIII. Triggers
--------------

A. Calculations
---------------

                                                                                                Second                  Third
                                                                       Preceding              Preceding               Preceding
                                                                      Collection              Collection              Collection
Delinquency Ratio                                                       Period                  Period                  Period
-----------------                                                 -------------------     ------------------      -----------------
Principal Balance of Receivables, Of Which 10% Or More
  Of Any Scheduled Payment Is 60 Or More Days Past Due            $        255,100.65     $       134,950.98      $     198,568.74

Divided By: Beginning Aggregate Principal Balance                 $     81,464,059.95     $    84,322,967.62      $  87,402,198.46
                                                                  -------------------     ------------------      ----------------
Delinquency Ratio                                                                0.31%                  0.16%                 0.23%
                                                                  ===================     ==================      ================
Average For The Three Preceding Collection Periods                                                                            0.23%
                                                                                                                  ================
                                                                                                Second                  Third
                                                                       Preceding              Preceding               Preceding
                                                                      Collection              Collection              Collection
Default Ratio                                                           Period                  Period                  Period
-------------                                                     -------------------     ------------------      ------------------
Principal Balance of all Liquidated Receivables                   $        200,912.45     $       204,111.31      $        69,173.06

Divided By: Beginning Aggregate Principal Balance                 $     81,464,059.95     $    84,322,967.62      $    87,402,198.46
                                                                  -------------------     ------------------      -----------------
Default Ratio                                                                    0.25%                  0.24%                  0.08%
                                                                  ====================    ===================     =================
Average For The Three Preceding Collection Periods                                                                             0.19%
                                                                                                                  =================
                                                                                             Cumulative,              Cumulative
                                                                      During The             As Of Second             As Of The
                                                                       Preceding              Preceding               Preceding
                                                                      Collection              Accounting              Accounting
Cumulative Net Loss Ratio                                               Period                   Date                    Date
-------------------------                                         ------------------      -----------------       -----------------
Principal Balance Of Liquidated Receivables                       $       894,154.75      $      693,242.30       $      489,130.99

Less: Liquidation Proceeds And Recoveries Received                       (476,828.21)           (372,472.74)            (269,428.36)

Plus: Cram Down Losses                                                      7,784.84               7,784.84                7,784.84
                                                                  ------------------     ------------------      ------------------
Net Losses                                                        $       425,111.38     $       328,554.40      $       227,487.47
                                                                  ==================     ==================      ==================

Aggregate Principal Balance As Of The Cutoff Date                 $   102,564,101.62     $   102,564,101.62      $   102,564,101.62
                                                                  ------------------     ------------------      ------------------
Net Loss Ratio                                                                  0.41%                  0.32%                   0.22%
                                                                  ==================     ==================      ==================

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                             5.95% Class A Notes
                           Servicer's Certificate
                     Distribution Date: November 15, 1999
                   Collection Period: October 1 to 31, 1999


B. Triggers In Effect
---------------------

                                                                        Actual                 Reserve                 Trigger
                                                                         Ratio                  Event                   Event
                                                                  ------------------      -----------------       -----------------
1.  Delinquency Ratio                                                           0.23%                  1.50%                   2.00%
                                                                  ==================      =================       =================

2.  Default Ratio                                                               0.19%                  7.00%                    N/A
                                                                  ==================      =================       =================

3.  Cumulative Net Loss Ratio
          Months 06-08                                                          0.41%                  0.75%                   1.00%
          Months 09-11                                                          0.00%                  1.35%                   1.60%
          Months 12-14                                                          0.00%                  2.00%                   2.30%
          Months 15-17                                                          0.00%                  2.50%                   3.00%
          Months 18-20                                                          0.00%                  3.35%                   3.65%
          Months 21-23                                                          0.00%                  4.65%                   5.10%
          Months 24-26                                                          0.00%                  5.50%                   6.00%
          Months 27-29                                                          0.00%                  5.75%                   6.30%
          Months 30 +                                                           0.00%                  5.90%                   6.50%

4.  Reserve/Trigger Events                                               Occurrences           Deemed Cured
                                                                  ------------------      -----------------
          Reserve Event                                                           No                    N/A
          Trigger Event                                                          Yes                     No
          Servicer Termination Event                                             Yes

5.  The Collection Period Above Corresponds To Month No.                   8
                                                                  ==================


              Executed by: /s/ James E. Stublarec
                          _____________________________
                           James E. Stublarec
                           Vice-President, Finance

                     Date: November 8, 1999
                          -----------------------------

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                           Statement to Noteholders
                     Distribution Date: November 15, 1999
                   Collection Period: October 1 to 31, 1999

                                                                                                                  Per $1,000 Of
Payments Allocable To Principal                                                                Total             Orig. Principal
-------------------------------                                                           -----------------     ------------------
Class A Noteholders                                                                         $  2,583,731.18        $         25.84


                                                                                                                  Per $1,000 Of
Payments Allocable To Interest                                                                 Total             Orig. Principal
------------------------------                                                            -----------------     ------------------
Class A Noteholders                                                                         $    387,768.93        $          3.88


                                                                                                                    Remaining
Amount Of Above Payments Paid From Reserve                                                     Total                 Reserve
------------------------------------------                                                -----------------     ------------------
Principal                                                                                   $             -
Interest
                                                                                                          -
                                                                                          =================     ==================
Total                                                                                       $             -        $  2,943,439.99
                                                                                          =================     ==================


                                                                                                                  Per $1,000 Of
Note Balances                                                                                  Total             Orig. Principal
-------------                                                                             -----------------     ------------------
Class A Noteholders                                                                         $ 75,621,766.37        $        756.22



Amount Of Fees Paid By The Trust                                                            $    115,955.59
--------------------------------
                                                                                          =================


                                                                                                                   Change From
                                                                                                                      Prior
Carryover Shortfalls                                                                           Total              Payment Date
--------------------                                                                      -----------------     ------------------
Class A Interest                                                                            $             -        $             -
Class A Principal
                                                                                                          -                      -


Note Factor
-----------
Class A                                                                                                                   0.756218

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                           Statement to Noteholders
                     Distribution Date: November 15, 1999
                   Collection Period: October 1 to 31, 1999

Delinquency Ratio                                                                                      0.31%
-----------------
                                                                                          =================

Default Ratio                                                                                          0.25%
-------------
                                                                                          =================

Cumulative Net Loss Ratio                                                                              0.41%
-------------------------
                                                                                          =================


Reserve/Trigger Events                                                                        Occurrences          Deemed Cured
----------------------                                                                    -----------------     ------------------
Reserve Event                                                                                    No                    N/A
Trigger Event                                                                                   Yes                     No
Servicer Termination Trigger Event                                                              Yes


Policy Claim Amount                                                                         $             -
-------------------
                                                                                          =================


Reimbursements to Note Insurer                                                              $             -
------------------------------
                                                                                          =================


                                                                                            Occurrences             Continuing
                                                                                          -----------------     ------------------
Insurer Default                                                                                  No                    N/A
---------------

During Funding Period
---------------------
Principal Balance of Subsequent Receivables                                                 $             -
Class A Redemption Amount                                                                   $             -
Remaining Pre-Funded Amount                                                                 $             -


Class A Redemption Amount                                                                   $             -
-------------------------
                                                                                          =================


Overcollateralization
---------------------
Overcollateralization Amount                                                                $  3,150,906.93                   4.00%
Target Overcollateralization Amount                                                         $  3,150,906.93                   4.00%

                                  Page 2 of 2